Exhibit 99.3

Mining Oil, Inc. 2008 Equity Incentive Plan

1.	PURPOSE

The purposes of this Mining Oil, Inc. 2008 Equity Incentive Plan (the “Plan”) are to encourage selected employees, outside directors and consultants of Mining Oil, Inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.	DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)
“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by or under common control with the Company and (ii) any entity in which the Company has a significant direct or indirect equity interest, as determined by the Committee.

(b)
“Applicable Law” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents thereof.

(c)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(d)	“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)
“Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(g)
“Committee” shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than two directors, each of whom is not an employee of the Company or an Affiliate and meets the “Non-Employee Director” eligibility requirements imposed by Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and each of whom is an outside director for purposes of Section 162(m) of the Code. In the absence of directors who are so qualified, the whole Board of Directors shall act as the Committee.

(h)	“Corporate Transaction” means any of the following transactions to which the Company is a party:

•	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

•	the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

•	approval by the Company's shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

•
any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

•
acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(i)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)	“Employee” shall mean any employee of the Company or of any Affiliate.

(k)
“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Where there exists a public market for the Shares, the fair market value of the Shares shall be the closing price for the last market trading day prior to the time of determination (or, if no closing price was reported on that date, on the last trading date on which the closing price was reported) on the stock exchange determined by the Committee to be the primary market for the Shares, or, if the Shares are not traded on an exchange, as reported by such source as the Committee deems reliable.

(l)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(m)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(n)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(o)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(p)
“Outside Director” shall mean a member of the Board of Directors of the Company or any Affiliate who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(q)	"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r)	“Participant” shall mean an Employee, Outside Director or Consultant who receives an Award under the Plan.

(s)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)
“Person” shall mean any individual, corporation, partnership, limited liability company or other business entity, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(u)
"Registration Date" means the first to occur of (i) the closing of the first sale to the general public of (A) Shares or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of Shares, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(v)	“Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Committee have expired, lapsed, or been waived.

(w)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(y)
“Shares” shall mean the shares of common stock of the Company, no par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(z)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(aa)	“Treasury Shares” shall mean Shares issued by the Company but later required and held in the Company’s treasury.

3.	ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and Applicable Law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any award; (v) approve forms of Award Agreements; (vi) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (vii) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (viii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee, director or consultant of the Company or of any Affiliate. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, the Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal. Actions of the Committee may be taken either (i) by a subcommittee, designated by the Committee, composed of two or more members, or (ii) by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan. Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Company’s Board of Directors.

4.	SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be 1,500,000. Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award or award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

(ii)	ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii)	SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)
ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, subject to any required action by the Company’s shareholders, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation if any, and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

5.	ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan. Any Awards granted to members of the Committee shall be approved by the Board of Directors of the Company. An Employee, Director or Consultant, who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6.	AWARDS

Each Award shall be designated in its Award Agreement. Subject to the Plan, the Committee shall determine the provisions, terms and conditions of each Award, including but not limited to the Award vesting schedule, repurchase provisions, form of payment, rights of first refusal, forfeiture provisions, payment contingencies and performance conditions.

(a)
OPTIONS. The Committee is hereby authorized to grant Options to purchase Shares with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)
EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Committee; provided, however, that (i) such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder” as such term is used in Section 422(c) (5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option and (ii) such exercise price per share under any Non-Qualified Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a share on the date of grant of such Non-Qualified Stock Option unless otherwise determined by the Committee. Notwithstanding its designation, to the extent that the Fair Market Value of Share subject to Options designated as Incentive Stock Options that become exercisable for the first time by a Participant during any calendar year exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(ii)
OPTION TERM. The term of each Option shall be fixed by the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a “10-percent stockholder”) as such term is used in Section 422(c)(5) of the Code).

(iii)
TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price may be made or deemed to have been made.

(iv)
INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)
STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)	ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)
RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)
REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)
PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. The goals established by the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, personal management objectives or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)
DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(f)
OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with Applicable Law.

(g)	GENERAL.

(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by Applicable Law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
DEFERRAL OF AWARD PAYMENT. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria or other event that, absent the election, would entitle the Participants to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions and procedures as the Committee deems advisable for the administration of any such program.

(v)
LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)
SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.	AMENDMENT AND TERMINATION

Except to the extent prohibited by Applicable Law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, provided however that no such amendment, alteration, suspension, discontinuation, or termination may impair the rights of any Participant, or any other holder or beneficiary, with respect to any Award theretofore granted, without the consent of such Participant, other holder or beneficiary of an Award, or other Person. No Award may be granted during any suspension of the Plan or after termination of the Plan.

(b)
AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b)) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)
CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.	GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
PAYMENT. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Applicable Law:

•	cash;

•	check;

•	delivery of Participant’s promissory note with such recourse, interest, security, and redemption provisions as the Committee determines as appropriate;

•
if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

•
with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

•	any combination of the foregoing methods of payment.

(c)
DELEGATION. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(d)
TAXES. No Shares shall be delivered under the Plan to any Participant or other Person until such Participant or other Person has made arrangements acceptable to the Committee for the satisfaction of any foreign, federal, state or local income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company reserves the right to withhold or collect from Participant an amount necessary to satisfy such tax obligation.

(e)
RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the Plan’s requirements. The inability of the Company to obtain authority from any regulatory body having jurisdiction to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which requisite approval has not been obtained.

(f)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(g)
NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(h)
GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

(i)
SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(j)
NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k)
NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(l)
HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.	CORPORATE TRANSACTIONS

Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, each such Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award.

10.	EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective July 31, 2008 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent, which meeting shall be held within one year of the Effective Date.

11.	TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.